                                                                    EXHIBIT 10.4

                        CONFIDENTIAL TREATMENT REQUESTED
                         (* * * DENOTES REDACTED TEXT)

                                SUPPLY AGREEMENT
                                ----------------


    This Supply Agreement is made and entered into as of the Commencement Date described in Section 1.6 below by and among Bio-Lab, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Seller") , South Central Pool Supply, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Buyer") and, for the purpose described in
Section 11.11, SCP Pool Corporation, a corporation organized and existing under the laws of the State of Delaware ("SCP").

                              W I T N E S S E T H:
                              - - - - - - - - - -

    WHEREAS, the Buyer has, contemporaneously with the execution of this Agreement, entered into an agreement (the "B-L Agreement") to purchase certain assets of The B-L Network, Inc., a Delaware corporation which is a wholly owned subsidiary of Seller ("B-L"); and

    WHEREAS, as a condition to the sale of the B-L assets to Buyer, the parties hereto agreed to enter into this Agreement;

    WHEREAS, contemporaneously with the B-L Agreement, Buyer and Seller have entered into an Agreement (the "Alliance Agreement") whereby Seller will purchase certain assets of Alliance Packaging, Inc., a Delaware corporation and a wholly owned subsidiary of SCP ("Alliance"); and

    WHEREAS, Buyer is a wholly-owned subsidiary of SCP and SCP is entering into this Agreement for the limited purpose described in Section 11.11 as an inducement to Seller to enter into this Agreement;

    NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and to comply with the conditions of closing set forth above and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                                   ARTICLE I.
                                   ----------

                                  Definitions
                                  -----------

    1.1  Affiliate.  "Affiliate" of Buyer shall mean any entity controlled by
         ---------
either SCP or Buyer. "Affiliate" of Seller shall mean an entity controlled by either Great Lakes Chemical Corporation, a Delaware corporation and ultimate parent corporation of Seller, or Seller. "Control" for purposes of this Section
1.1 shall mean the possession, directly or indirectly, of the power to direct the management and policies of an entity whether through the ownership of voting securities, contract or otherwise.

    1.2  Branded Products.  "Branded Product" shall mean any swimming pool
         ----------------
chemical product that is manufactured or sold by a party other than Seller, Buyer or their respective Affiliates or Subsidiaries and is marketed under a brand name (other than a customer private label brand sold exclusively to such customer) that is not owned by or licensed to Seller, Buyer or their respective Affiliates or Subsidiaries.

    1.3  Buyer Group.  "Buyer Group" shall mean, at any time, the Buyer and each
         -----------
of Buyer's Affiliates and Subsidiaries at such time.

    1.4  Calender Quarter.  "Calendar Quarter" shall mean each consecutive
         ----------------
period of three (3) months beginning on January 1st, April 1st, July 1st and October 1st during a Calendar Year.

    1.5  Calendar Year.  "Calendar Year" shall mean, in the case of the first
         -------------
year of this Agreement, that period from the date of this Agreement through December 31, 1996. Thereafter, the term "Calendar Year" shall mean each successive twelve (12) month period commencing on January 1, 1997 and ending the next succeeding December 31, except that in the event this Agreement terminates or expires on any day other than December 31, then the last "Calendar Year" shall mean that period from the end of the preceding Calendar Year to such date of termination or expiration.

    1.6  Commencement Date.  "Commencement Date" shall mean the earlier to occur
         -----------------
of (i) the Closing Date of the Alliance Agreement or (ii) November 1, 1996, if there has been no Closing under the Alliance Agreement prior to such date for any reason other than Seller's default thereunder. If there is no Closing under the Alliance Agreement due to Seller's default thereunder or mutual agreement of Buyer and Seller, there shall be no Commencement Date and this Agreement shall be void.

    1.7  Excluded Products.  "Excluded Products" shall mean those products
         -----------------
described in Exhibit 1.7 or products designated as such following the date hereof pursuant to Sections 2.4(e), 3.4 or 6.3(b).

    1.8  FIFRA.  "FIFRA" shall mean the Federal Insecticide, Fungicide and
         -----
Rodenticide Act, as amended.

    1.9  Force Majeure.  "Force Majeure" shall mean and include any circumstance
         -------------
to the extent beyond the reasonable control of the party so affected, including without limitation, the following: any act of nature or public enemies, explosion, fire, storm, earthquake, flood, drought, perils of the sea, the elements, casualty, breakdown of plant, strikes, lock-outs, labor troubles, shortage of product or raw materials, riots, sabotage, embargo, war (whether or not declared or whether or not the United States of America is a participant), governmental laws, regulations, orders, or decrees, the refusal of a required governmental license, or seizure; in each case for reasons other than the adverse financial condition of the party so affected.

    1.10  "Licensed Alliance Products."  "Licensed Alliance Products" shall mean
           --------------------------
any Alliance Product which was marketed or sold by Alliance prior to the Commencement Date using the Licensed Property (as defined in Section 7.1), the Registrations (as defined in Section 9.3(a)) or the Product Information (as defined in Section 9.4(a).

    1.11  Products.  The products  more particularly described in Exhibit 1.11
          --------
and which are not Excluded Products shall be referred to as the "Alliance Products". "Additional Products" shall have the meaning described in Section
2.2. The Alliance Products, any Additional Products or any substitute products purchased by Buyer pursuant to Section 9.6(b) purchased by Buyer from Seller hereunder are hereinafter collectively referred to as the "Products".

    1.12  Subsidiary.  "Subsidiary" shall mean, with respect to either Buyer or
          ----------
Seller, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such party or one or more of the other Subsidiaries of such party or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by such party or one or more Subsidiaries of such party or a combination thereof. For purposes hereof, a party or parties shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such a party or parties shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

    1.13  Territory.  "Territory" shall mean all of the United States, Canada
          ---------
and Mexico and each of their respective territories and possessions.

    1.14  "US EPA".  "US EPA" shall mean the United States Environmental
          --------
Protection Agency.

                                  ARTICLE II.
                                  -----------

                                    Quantity
                                    --------

    2.1  Requirements.
         ------------

         (a) Seller hereby agrees to sell to Buyer, and Buyer for itself and on behalf of the Buyer Group agrees to purchase from the Seller during each Calendar Year of this Agreement:

              (i) at least * * *% of the requirements of the Buyer Group for all Alliance Products as a group; and
                                           ---

              (ii) at least * * *% of the requirements of the Buyer Group for each Alliance Product denoted with an asterisk (*) on Exhibit 1.11.
         ----

    (b) The "requirements of the Buyer Group" for purposes of subparagraph (a) above shall mean and include the total aggregate requirements of the Buyer Group for the Alliance Products, or in the case of subparagraph (a)(ii), any particular Alliance Product, for resale by any member of the Buyer Group within the Territory. Purchases of Alliance Products by any member of the Buyer Group for resale outside the Territory shall not be subject to the provisions of subparagraph (a) above (but shall be subject to the provisions of Section 2.2). The requirements of the Buyer Group shall be measured by dollar volume of total purchases during each Calendar Year of all Alliance Products as a group for purposes of subparagraph (a)(i) above. The requirements of the Buyer Group for each Alliance Product subject to the provisions of subparagraph (a)(ii) above shall be measured by unit volume rather than dollar volume.

    (c) Exhibit 2.1(c) contains examples for illustration purposes only concerning the application of the aggregate and Product-specific purchase obligations of the Buyer Group described in subparagraphs (a)(i) and (ii) above.

    2.2  * * * Sell Additional Product.
         -----------------------------

    (a) While this Agreement is in effect, if any member of the Buyer Group wishes to purchase worldwide (i) any swimming pool chemical products of a type offered for sale by Seller (other than Alliance Products for resale within the Territory) or (ii) Alliance Products for resale outside of the Territory (any products within the description of (i) or (ii) above shall be referred to hereinafter as "Additional Products"), Seller shall have a right * * * to become and remain the Buyer Group's supplier of any such Additional Products on the terms and conditions provided in this Agreement. Excluded Products and Branded Products (except for "Competing Branded Products" as described in Section 2.2(c)) shall not be considered as Additional Products.

    (b) In each instance in which a member of the Buyer Group desires to purchase any Additional Products, Buyer shall notify Seller of the details of such desired purchase, including quantities and delivery dates. * * *

    (c) The right * * * described in subsection (a) and (b) above shall not apply to Excluded Products or Branded Products except for any Branded Product containing as its primary active ingredient any of the chemicals described in
Exhibit 2.2(c) ("Competing Branded Products"). The right * * * described in subsection (a) and (b) above shall apply to Competing Branded Products only to the extent that the total dollar volume of the combined purchases of Competing Branded Products by the Buyer Group in a Calendar Year from suppliers other than Seller exceeds * * *% of the total dollar volume of the combined purchases of all Products by the Buyer Group from Seller during the preceding Calendar Year. All purchases by the Buyer Group of Competing Branded Products in excess of such
* * *% threshold in any Calendar Year shall be considered purchases of Additional Products and shall be fully subject to the provisions of subsection
2.2 (a) and (b) above.

    (d) Any member of the Buyer Group purchasing an Additional Product from Seller pursuant to 2.2(b) shall purchase * * *percent (* * *%) of its requirements for such Additional Product from Seller until the October 1 effective date of the first Annual Forecast (as defined in Section 2.3) to include such Additional Product, after which the Buyer Group's purchase requirements for such Additional Product shall be governed by the provisions of
Section 2.1 as if such Additional Product were an Alliance Product thereunder.

    2.3  Forecasts.
         ---------

    (a) On or before August 1 of each Calendar Year, Buyer shall submit to Seller a forecast of the Buyer Group's estimated purchases of Product from Seller for the twelve-month period beginning October 1 of such Calendar Year and ending on September 30 of the succeeding Calendar

Year. Such forecast shall be broken down by month and the estimated quantity of Product to be purchased during each month shall be identified by individual product code (the "Annual Forecast"). Buyer shall update the Annual Forecast from time to time as necessary to reflect anticipated changes in the Buyer Group's requirements, and at minimum, shall update the Annual Forecast each Calendar Quarter beginning January 1, 1997. The Buyer shall deliver its initial Annual Forecast hereunder within 30 days following the Closing Date under the B-L Agreement.

    (b) The parties understand and acknowledge that it may not be possible for Seller, in all instances, to accept Buyer's proposed Annual Forecast or updates due to product shortage or capacity limitations. Within thirty (30) days following submission by Buyer of any Annual Forecast or updated forecast, Seller shall notify Buyer whether Seller is able to accept such Annual Forecast or update. If Seller fails to notify Buyer of Seller's acceptance or rejection of such Annual Forecast or update during such 30-day period, such Annual Forecast or update shall be deemed accepted by Seller. (Any such Annual Forecast or update accepted or deemed to have been accepted by Seller in accordance with the foregoing shall be referred to hereinafter as an "Accepted Forecast"). In the case of any Annual Forecast, such Annual Forecast shall be deemed automatically to be an Accepted Forecast as to each Product listed on such Annual Forecast, to the extent the forecast quantity of such Product is less than or equal to * * * % of the amount of such Product purchased by Buyer from Seller during the twelve (12) month period immediately preceding the month in which such Annual Forecast is submitted to Seller. To the extent the forecast quantity of any Product on such Annual Forecast exceeds such * * * % threshold, Seller may reject the proposed Annual Forecast as to such excess quantity only, in accordance with this subparagraph (b) and subparagraph (c) below. In the case of any update to an Accepted Forecast, Seller's discretion to reject such update shall be limited to rejection of quantities of Product in excess of the quantities of Product forecast on the Accepted Forecast to which such update applies.

    (c) Subject to the limitations on Seller's discretion to reject Annual Forecasts and updates as provided in subsection (b) above, if Seller notifies Buyer that it cannot accept an Annual Forecast or update, Seller shall specify in such notice the amount and type of Product that Seller believes it will be able to supply and the amount and type of Product that Seller believes it cannot supply. Such Annual Forecast or update shall be deemed an Accepted Forecast to the extent (but only to the extent) of the Product Seller indicates it will be able to supply. With respect to any quantity of Product that Seller indicates it cannot supply (the "Shortfall"), members of the Buyer Group may, notwithstanding the provisions of Section 2.1, purchase the Shortfall from other suppliers until the end of the period covered by the Annual Forecast or update to which such Shortfall relates. Purchases of Shortfall quantities of Product by the Buyer Group from other suppliers pursuant to the preceding sentence shall not be counted as purchases of Product for purposes of determining Buyer's compliance with its obligations under Section 2.1. Seller shall have no liability or obligation to supply quantities of Product in excess of, or in any respect different from, any Accepted Forecast; however, Seller may in its discretion agree to supply such Product to the extent it has available capacity, subject to Seller's other customer commitments.

    (d) Notwithstanding anything in this Section 2.3 to the contrary, to the extent any Annual Forecast or update contains Products which the Seller reasonably believes to be Noncompliant Products (as defined in Section 9.6), the Seller shall promptly notify Buyer of the basis for such belief and may reject such Annual Forecast or update with respect to any such Noncompliant Products, and may offer substitute Products in lieu thereof as provided in Section 9.6.

    (e) Buyer shall use commercially reasonable efforts in good faith to provide accurate Annual Forecasts and updates; however, the parties understand and acknowledge that it may not be possible for Buyer, in all instances, to purchase the forecasted quantities.

    2.4  Force Majeure.
         -------------

    (a) Seller shall not be liable for its failure to produce, transport or deliver Products, or to otherwise perform its obligations hereunder, if such failure is due to an event of Force Majeure. Similarly, Buyer shall not be liable for its failure to purchase Products or to otherwise perform its obligations hereunder if such failure is due to an event of Force Majeure; provided, however, that an event of Force Majeure shall not suspend or otherwise affect Buyer's obligations to pay for purchased Product as provided herein. Any party suffering an event of Force Majeure shall use all commercially reasonable efforts to remove such cause or causes with reasonable dispatch and shall promptly notify the other party of the existence of the event of Force Majeure, and the expected delays and the estimated effect upon performance to result therefrom. The requirement that any Force Majeure be remedied using all commercially reasonable efforts shall not require the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties.

    (b) Should an event of Force Majeure require Seller to allocate Product, Seller shall do so on a basis so that the Buyer Group receives its pro rata share based upon the percentage the then-current Accepted Forecast for Product purchases bears to Seller's estimate of its total requirements for product to all of its customers (including the Buyer Group) during such period. Any Product deliveries omitted hereunder due to either party's failure to perform its obligations hereunder due to an event of Force Majeure, shall be omitted from this Agreement and the contracted quantity shall be so reduced for the applicable contract period.

    (c) Within 14 days following the occurrence of an event of Force Majeure affecting Seller, Seller shall provide Buyer with notice of such event and Seller's good faith estimate of the scope and duration of such event. Seller shall thereafter provide Buyer with periodic reports at intervals of no less than 30 days, regarding Seller's progress in remedying such event of Force Majeure and any changes in Seller's estimate of its duration.

    (d) If, due to an event of Force Majeure, Seller cannot deliver Product to the Buyer Group in quantities specified in the then-current Accepted Forecast, and Buyer reasonably and in good faith determines that, in order to secure a supply of such Product or substitute product sufficient to cover its forecasted requirements, it must commit to an alternate supplier of such product or substitute product for a fixed term, Buyer may do so, provided that:

         (i) the Buyer Group must continue to purchase from Seller, subject to Section 2.1, the quantity of such Product that Seller is able to deliver while such event of Force Majeure continues;

         (ii) Buyer must advise Seller in advance in writing of Buyer's intention to enter into such alternate supply arrangement, * * * and

         (iii)  such alternate supply arrangement shall not extend more than * *
                * following the date that such event of Force Majeure is likely to be remedied according to Seller's then-current estimate, provided, however, that if the end of such * * * period would fall between * * * and * * * during any Calendar Year, such alternate supply arrangement may extend until * * * of such Calendar Year. Seller shall not, however, unreasonably withhold, delay or condition its consent to an alternate supply arrangement for a longer term if such term is reasonably required to prevent Buyer's business from being materially adversely affected.

    (e) In the event Seller's good faith estimate of the scope and duration of an event of Force Majeure indicates that Seller will be unable, due to such event of Force Majeure, to supply any particular Product for more than twelve
(12) consecutive months in quantities equal to those forecast in the Accepted Forecast in effect at the inception of such event of Force Majeure, then upon notice from Buyer to Seller, such Product shall cease to be a Product hereunder
and shall become an Excluded Product hereunder.   If in fact Seller is unable
due to such event of Force Majeure to supply such Product for such period of twelve (12) consecutive months, regardless of Seller's estimate, at the end of such twelve (12) month period, upon notice from Buyer to Seller, such Product shall become an Excluded Product hereunder. In addition, if Seller's estimate indicates that Seller will be unable, due to such event of Force Majeure, for a period of more than * * * to supply at least * * * percent (* * *%) in the aggregate of all Products (measured by dollar volume) required by the Buyer Group as determined according to the Accepted Forecast in effect at the inception of such event of Force Majeure, Buyer may terminate this Agreement upon written notice to Seller. If in fact Seller is unable due to such event of Force Majeure to supply for such period of * * * at least * * * percent (* * *%) in the aggregate of all Products (measured by dollar volume) required by the Buyer Group as determined according to the Accepted Forecast in effect at the inception of such event of Force Majeure, regardless of Seller's estimate, at the end of such * * * period, Buyer may terminate this Agreement upon written notice to Seller.

    2.5  Purchase Orders.  All sales and purchases under this Agreement shall be
         ---------------
made upon written purchase orders, in the form attached as Exhibit 2.5 or in a form otherwise mutually agreed upon, sent by Buyer to Seller. At the request of either party, Buyer and Seller shall cooperate to implement an electronic data interchange system for processing Buyer's orders with Seller, provided the same can be accomplished at a reasonable cost to each party. All purchase orders shall specify the type and quantity of Products to be delivered, the location of delivery and Buyer's preferred date of delivery, and shall reference this Agreement as containing all relevant terms and conditions applicable thereto.
To accomplish efficiencies and cost savings, in cases where Product orders are less than full truckload quantities, Seller shall have the right to delay shipment up to five (5) business days until sufficient orders can be consolidated into truckload quantities. In case of a conflict between any of the terms contained in a written purchase order (including the terms reflected on Exhibit 2.5) and any of the terms of this Agreement, the terms of this Agreement shall control. No additional terms or conditions of sale other than those contained in this Agreement shall be effective unless approved in writing by an authorized officer of Buyer and Seller. Unless Buyer and Seller otherwise agree in writing, Buyer shall act as agent for each member of the Buyer Group with respect to all purchases of Products hereunder; provided, however, that if Seller agrees to sell directly to any member of the Buyer Group other than Buyer, the terms and conditions of this Agreement shall apply to such sale, as if such member of the Buyer Group were Buyer hereunder. References to "Buyer" in this Agreement shall include reference to members of the Buyer Group to the extent such members of the Buyer Group are purchasers of Product.

    2.6  Audit.  Seller shall have the right to appoint an independent firm of
         -----
certified public accountants from among the "Big Six" accounting firms, so long as said accounting firm has no current or prior affiliation with Seller other than performance of audits pursuant to this Section 2.6 or Section 3.1(d), for the limited purpose of verifying that Buyer is complying with its obligations under Section 2.1 and Section 2.2. Upon thirty (30) days prior written notice to Buyer and upon the auditor's execution of an appropriate confidentiality agreement, such certified public accounting firm shall be given access to the Buyer Group's books, records and accounts, and such other information as they may reasonably require for the limited purpose of verifying Buyer's compliance with its obligations under this Agreement. Fees and expenses incurred in connection with such verification shall be paid 50% by Seller and 50% by Buyer, and such audits shall not occur more than once each calendar year. Seller's right to cause such audit shall survive for a period of six (6) months following any expiration or termination of this Agreement.

    2.7  Repurchase of Discontinued Product.  If Buyer discontinues purchases of
         ----------------------------------
a Product that was included on the then-current Accepted Forecast, Seller may, upon notice to Buyer, require that Buyer purchase all of Seller's remaining inventory of such Product (but not to exceed the amount forecast for purchase through the remainder of the period covered by the then-current Accepted Forecast) at the then-effective price for such Product. A Product shall be deemed "discontinued" for purposes of this Section 2.7 at the time (i) Buyer notifies Seller in writing that such Product is being discontinued by Buyer or
(ii) upon notice by Seller to Buyer, if Buyer's purchases of such Product during the preceding Calendar Year were less than 50% of the amount provided in the last Accepted Forecast for such Product for the preceding Calendar Year. If any member of the Buyer Group resumes purchases of such Product after any discontinuance, such purchases shall, at Seller's option, be subject to the provisions of Section 2.1, if such Product was an Alliance Product, or Section 2.2, if such Product was an Additional Product. In the case of a Product discontinuance based upon notification from Buyer as provided in (i) above, the Buyer will complete such repurchase in accordance with the schedule set forth in the then-current Accepted Forecast. In the case of a Product discontinuance based upon notification from Seller as provided in (ii) above, Buyer will complete such repurchase within sixty (60) days following Seller's notice.

                                  ARTICLE III.
                                  ------------

                               Price and Payment
                               -----------------

    3.1  Price.
         -----

    (a)  The "initial price" for the Alliance Products shall be as set forth in
Exhibit 3.1(a). Such "initial price" shall remain in effect through December 31, 1996; thereafter said "initial price" shall be subject to adjustment as provided in subparagraph (b) below.

    (b) On January 1, 1997, the "initial price" for the Alliance Products as set forth in Exhibit 3.1(a) shall be adjusted up or down to reflect all changes in Seller's cost since May 1, 1996 according to the formula described in Exhibit 3.1(b). The price for Alliance Products shall thereafter be adjusted quarterly based upon the formula described in Exhibit 3.1(b). Seller shall provide notice to Buyer of any such price adjustment, with such adjustments to take effect with respect to any orders for Product received by Seller after the date of such notice.

    (c) (i) Notwithstanding the initial prices described in subsection 3.1(a) or any adjustments to such prices pursuant to subsection 3.1(b), Buyer's purchase price for any particular Product shall not in any event exceed the * *
* Price applicable to such Product for the Calendar Year in which Seller receives Buyer's purchase order for such Product. The "* * * Price" of a particular Product for purposes of Buyer's purchases of such Product during a particular Calendar Year shall be * * * a Qualified Purchaser for such
Product * * * the same Calendar Year; provided, however that the * * *
Price for such Product shall apply to purchases of Product by Buyer only up to the quantity of such Product purchased by the Qualified Purchaser during such Calendar Year at the * * * Price. Any purchases of such Product by Buyer during such Calendar Year in quantities in excess of the quantity of such Product purchased by the Qualified Purchaser during such Calendar Year at the * * * Price, shall be at the then-applicable regular price of such Product as determined according to subsections 3.1(a) or 3.1(b) (or such other, higher * *
* Price as may also apply according to the foregoing criteria based upon Product purchases by a different Qualified Purchaser or by the same Qualified Purchaser at a higher price).

    (ii) A "Qualified Purchaser" for purposes of this subparagraph 3.1(c) shall mean any party who purchases from Seller at least $* * * worth of the Product in question (based upon Seller's invoice price after adjustment for any rebates, allowances, discounts or returns) during the Calendar Year in which Buyer submits the purchase order for purchase of Product eligible for * * * Price pricing pursuant to subsection 3.1(c)(i).

    (iii) When comparing the prices to be charged to Buyer with those charged to a Qualified Purchaser, an appropriate adjustment will be made, if necessary, to reflect any shipping charges included in the sales price to either Buyer or the Qualified Purchaser, so that the prices to be compared are F.O.B. the Seller's manufacturing or distribution facility for such Product, and the prices to be compared shall not include any taxes paid or reimbursed by Buyer or the Qualified Purchaser with respect to such purchases of Product. In any case where Seller invoices a Qualified Purchaser for shipping at less than arms length market rates, the amount of any discount from such market rates shall be deducted from the Product purchase price charged to such Qualified Purchaser for purposes of comparing the prices of Product charged to Buyer with the price charged to such Qualified Purchaser.

    (iv) If an adjustment to the purchase price of Product is required pursuant to this subparagraph 3.1(c), Seller shall make such adjustment and shall note the adjustment on the Product invoice.

    (v) In the event (A) a Qualified Purchaser purchases product at a * * * Price after the date of any Buyer purchase of such Product during a Calendar Year or (B) Buyer becomes entitled * * * to a * * * Price for Product based upon purchases of Product by a Qualified Purchaser who did not qualify as such under subsection (ii) above until after Buyer's purchase of such Product, Seller shall adjust Buyer's price of such previously purchased Product retroactively to the extent necessary to comply with subsection (i) above by providing Buyer a credit towards the purchase of Product equal to the amount of such adjustment, and Seller shall promptly notify the Buyer of such credit.

    (vi) In the event Seller fails for any reason to adjust Buyer's price for Product in accordance with this subparagraph 3.1(c), Seller's liability with respect to such failure shall be limited to providing Buyer with a credit towards the purchase of Product in an amount equal to the difference between the price actually paid by Buyer and the amount Buyer would have paid had Seller adjusted the purchase price as required hereunder. Seller shall not in any event be liable for failure to adjust the purchase price for Product pursuant to this subparagraph 3.1(c) unless Buyer shall have given Seller notice of such failure within 18 months following the date Buyer purchased the Product in question.

    (vii) Seller's sales of Seller's "Omni", "Guardex" or "Chloryte" brand products (collectively, "Omni Products") to other customers of Seller shall be deemed a sale of any Product sold in the same form and having substantially the same chemical composition as such Omni Product ("Equivalent Product") at the price charged to such customer for purposes of determining (i) whether such customer qualifies as a Qualified Purchaser and (ii) the * * * Price to Buyer of such Equivalent Product, if the customer purchasing such Omni Products qualifies as a Qualified Purchaser. Omni Products shall not, however, be deemed Products hereunder, and the terms of this subsection 3.1(c) shall not apply in any respect to the prices charged by Seller to Buyer for Omni Products. Buyer and Seller have entered into a separate Supply Agreement with respect to Omni Products, the terms of which shall govern exclusively the purchase and sale of Omni Products between Buyer and Seller.

    (d) Buyer shall have the right to appoint an independent firm of certified public accountants from among the "Big Six" accounting firms, so long as said accounting firm has no current or prior affiliation with Buyer other than performance of an audit pursuant to this subsection 3.1(d) or Section 2.6, for the limited purpose of verifying (i) the accuracy of any adjustments to the price of Alliance Products pursuant to subsection 3.1(b), (ii) Seller's compliance with subsection 3.1(c) and (iii) the accuracy of Seller's allocation of taxes to be reimbursed by Buyer pursuant to subsection 3.3(b). Upon 30 days prior written notice to Seller and upon execution by the auditors of an appropriate confidentiality agreement, such certified public accounting firm shall be given access to Seller's books, records and accounts, and such other information as they may reasonably require for the limited purpose of verifying Seller's adjustments to the price of Alliance Products. Fees and expenses incurred in connection with such verification shall be paid 50% by Buyer and 50% by Seller, and such audits shall not occur more frequently than once during each Calendar Year in which an adjustment to price is made; provided, however, that if there are three or more price adjustments pursuant to subsection 3.1(b) in a Calendar Year, Buyer may conduct two such audits during such Calendar Year. Buyer's right to cause such audit shall survive for a period of six (6) months following any expiration or termination of this Agreement.

    (e) The price for Additional Products shall be determined according to the procedures described in Section 2.2.

    3.2   Inspection of Facilities.  Buyer shall have the right to appoint up to
          ------------------------
six (6) representatives to inspect Seller's production facilities for Products for the limited purpose of verifying Seller's compliance with all regulatory
requirements and product specifications applicable to such production.   Such
inspections shall not exceed two (2) inspections per Calendar Year. Upon Buyer's reasonable request, Seller shall provide samples of Licensed Alliance Products sold to other customers pursuant to Section 7.1. Such inspections shall be conducted during regular business hours with Seller's personnel present and in a manner that does not cause unreasonable disruption to Seller's production processes or business.

     3.3  Taxes.   (a) Seller shall add to the invoice price of all Products, an
          -----
amount equal to any tax now in effect or hereafter levied, with respect to the manufacture, sale, use or delivery of the Products and imposed by law at the point of sale or delivery of such Products (other than taxes based upon the income of Seller), including but not limited to, sales tax, use tax, retailer's occupational tax, gross receipts tax, and value added tax, in each case to the extent payable by the Seller or required to be collected by Seller.

     (b) All taxes now or hereafter imposed or levied with respect to the manufacture, sale, use or delivery of the Products (other than taxes based upon the income of Seller), which are required to be paid or collected by Seller and which are not imposed by law at the point of sale or delivery of Products, including but not limited to ad valorem tax, mill tax or environmental tax, shall be paid by Seller and reimbursed by Buyer. Seller will periodically calculate any allocation of such taxes to the Products purchased by Buyer and will prepare a separate invoice to Buyer for reimbursement of such taxes. Notwithstanding the foregoing, with respect to any tax imposed annually upon Seller's entire inventory of Products to be purchased by Buyer at a particular location, if on the date such taxes are assessed at such location, Seller is holding in inventory Products to be purchased by Buyer in quantities in excess of * * *% of forecast annual requirements of the Products in question according to the Accepted Forecast in effect on the date such taxes are assessed, then Buyer shall have no obligation to reimburse the Seller for such taxes imposed on the Products held in Seller's inventory in excess of such * * *% of Buyer's forecast annual requirements for such Products.

     3.4  Price Controls.  If Seller is prevented from changing any price in
          --------------
effect for any Product by any governmental law, order, regulation or ruling, then at Seller's option and upon sixty (60) days notice from Seller to Buyer, such Product shall become an Excluded Product.

     3.5  Payment.  Payment terms shall be net thirty (30) days from the date of
          -------
receipt of invoice except for early buy terms as set forth in Exhibit 3.5. Unless otherwise directed by Buyer, payments received from Buyer for purchases hereunder shall be applied by Seller to Buyer's oldest then existing monetary obligations to Seller for purchases made hereunder. Unless Seller agrees in writing to an extension of time, all invoices not paid within thirty (30) days shall accrue interest at the lower of the highest legal rate under applicable law or 1.5% per month. Payment for all sales shall be made in U.S. Dollars.

                                  ARTICLE IV.
                                  -----------

                   Title and Risk of Loss; Return of Product
                   -----------------------------------------

     4.1  Title, Shipment and Risk of Loss.  Products shall be shipped to the
          --------------------------------
destination specified by Buyer. The price of Alliance Products shall include shipping costs anywhere within the Territory. The price of Additional Products shall include shipping costs only to the extent agreed by Seller pursuant to
Section 2.2. Title and risk of loss of the Products shall pass to Buyer upon delivery to the destination specified by Buyer. All Products shipped to Buyer under this Agreement which are subject to the Hazardous Materials Transportation Act shall be packaged and transported in accordance with regulations established from time to time by the United States Department of Transportation.

     4.2  Acceptance of Goods.  All claims with respect to any Products
          -------------------
delivered to Buyer must be made within the time periods specified in Section
6.3. Buyer shall be deemed to have irrevocably accepted all Products except where notice is duly given in accordance with Section 6.3.

     4.3  Return of the Products.  Returns of Product will be accepted only if
          ----------------------
Buyer shall have notified Seller of a claim with respect to such Products within the time periods specified in Section 6.3. Unless the Products are the subject of governmental order or other directive (in which case Buyer and Seller shall comply with such order or directive), Seller shall notify Buyer following receipt of Buyer's notice whether Buyer should (i) return the Products to Seller (and, if so, the address to which the Products should be returned), or (ii) dispose of the Products. All related reasonable costs of repackaging and reshipping properly returned Products shall be paid by Seller, by a credit to Buyer or otherwise. Seller shall be responsible for charges incurred in disposing of the Products provided such disposal is in accordance with applicable regulatory requirements and Seller has approved in writing the method and manner of disposal and the costs to be incurred in such disposal. If the method, manner and costs of disposal are not approved by Seller, Buyer shall return the Products to Seller at Seller's expense in the manner described above. No rejection of Products by Buyer shall be deemed rightful, and no acceptance of Products shall be deemed justifiably revoked by Buyer, except in accordance with the provisions of Article VI.

                                  ARTICLE V.
                                  ----------

                                     Term
                                     ----

     5.1  Term.  Unless terminated sooner as expressly permitted by Sections
          ----
2.4(e), 5.2 or 5.3, this Agreement shall be in full force and effect for an initial term of five (5) years beginning on the Commencement Date and will continue thereafter for successive renewal periods of three (3) years each unless and until terminated by either party at the end of the five (5) year initial term or at the end of any three (3) year renewal period upon at least two (2) years prior written notice.

     5.2  Events of Default by Buyer.  Buyer shall be in default if any one or
          --------------------------
more of the following events shall happen:

          (i) Buyer shall fail to pay any amount due hereunder and such failure is not cured within fifteen (15) days after receipt of Seller's written notice; or

          (ii) Buyer shall fail to perform or comply with any of the other material terms or conditions of this Agreement for reasons other than an event of Force Majeure and such failure, if curable, shall continue without cure for a period of thirty (30) days after written notice thereof from Seller to Buyer; or

          (iii) Filing by Buyer of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any agreement by Buyer indicating consent to, approval of, or acquiescence in, any such petition or proceeding; or

          (iv) The application by Buyer or the consent or acquiescence of Buyer in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets; or

          (v) The making by Buyer of a general assignment for the benefit of creditors; or

          (vi) The admission of Buyer in writing of its inability generally to pay its debts as they mature; or

          (vii) The filing of an involuntary petition against Buyer seeking reorganization, rearrangement, or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Buyer for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Buyer and the continuance of such for ninety (90) days undismissed or undischarged.

     5.3  Events of Default by Seller.  Seller shall be in default if any one or
          ---------------------------
more of the following events happen:

          (i) Seller shall fail to perform or comply with any of the material terms or conditions of this Agreement, for reasons other than an event of Force Majeure, and such failure, if curable, shall continue without cure for a period of thirty (30) days after written notice thereof from Buyer to Seller; provided, however, that Buyer's sole remedy for Product claims shall be as provided in
Article VI, and Seller shall not be deemed to be in breach of this Agreement for purposes of this Section 5.3 so long as Seller satisfies or is disputing in good faith any claim of Buyer under Article VI; or

          (ii) The filing by Seller of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, rearrangement, or readjustment of its debts, or any relief under any bankruptcy or insolvency act or law, now or hereafter existing, or any Agreement by Seller indicating consent to, approval of, or acquiescence in, any such petition or proceeding; or

          (iii) The application by Seller or the consent or acquiescence of Seller in the appointment of a receiver or trustee for all or a substantial part of any of its properties or assets; or

          (iv) The making by Seller of a general assignment for the benefit of creditors; or

          (v) The admission of Seller in writing of its inability generally to pay its debts as they mature; or

          (vi) The filing of an involuntary petition against Seller seeking reorganization, rearrangement or readjustment of its debts or for any other relief under any bankruptcy or insolvency act or law, now or hereafter existing, or the involuntary appointment of a receiver or trustee for Seller for all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Seller and the continuance of such for ninety (90) days undismissed or undischarged.

     5.4  Remedies Upon Default.  Upon the occurrence of any event of default
          ---------------------
(as defined in this Article V), and during the continuance thereof, the non-defaulting party, at its option, and without prejudice to other lawful remedies which may be available, may elect to terminate this Agreement upon thirty (30) days' prior written notice. This Agreement may be terminated prior to the expiration of the then-current term only in the event of a default under Sections 5.2 and 5.3 or pursuant to Section 2.4(e) under the circumstances described therein. Upon termination of this Agreement for any reason prior to expiration of its then-current term, Buyer shall, within thirty (30) days following such termination, purchase from Seller at then-applicable prices, all Products in Seller's inventory which conform to Seller's limited warranty provided in Section 6.1 and which have been produced by Seller based upon any Accepted Forecast, unless such Products are the subject of (i) regulatory action caused by Seller's acts or omissions that could reasonably be expected to impair Buyer's ability to resell such Products to its customers in the normal course of Buyer's business, or (ii) regulatory action not caused by Seller's acts or omissions which by its terms prevents Seller from transferring such Products to Buyer. In the case of regulatory action of the type specified in (ii) above, the Buyer shall pay Seller the full purchase price for the Products subject to such regulatory action and shall pay Seller reasonable storage costs until such Products may be transferred to Buyer, or shall pay disposal costs if such Products cannot be transferred to Buyer within 180 days following the date of termination.

     5.5  Survival.  In the event this Agreement expires or terminates for any
          --------
reason, each party will continue to abide by the provisions hereof which expressly or by reasonable implication contemplate survival, except where continuance would violate regulatory requirements or otherwise be unlawful. The termination of this Agreement shall not prejudice any rights under this Agreement which may have accrued up to and including the date of termination.

                                  ARTICLE VI.
                                  -----------

                                   Warranty
                                   --------

     6.1  Limited Warranties of Buyer and Seller.
          --------------------------------------

     (a) Seller warrants exclusively to Buyer, with respect to each Product sold to Buyer hereunder, that, subject to any exceptions that may arise from time to time with respect to such Product due to any breach of Buyer's warranties in Section 6.1(b) or Article IX, Buyer's noncompliance with its obligations thereunder or Buyer's disclosure to Seller of exceptions to the representations and warranties in Section 6.1(b) or Article IX (and only for such time and in only such jurisdictions as any such exception applies), such Product sold hereunder shall (i) conform to all applicable federal, state and local statutes (other than warranties implied by operation of Uniform Commercial Code Sections 2-314 or 2-315, or any state counterpart to such provisions), regulations and implementing guidelines and (ii) shall meet any specifications on Exhibit 6.1 which are applicable to such Product, and all amendments and modifications thereto which Buyer and Seller may agree upon in writing in relation to such Product or, in the absence of such specifications applicable to such Product, that such Product shall conform to generally accepted industry standards for such Product. Seller further warrants that Seller shall convey good and merchantable title to Buyer and that all Products shall be delivered free and clear of any lien or encumbrance.

     (b) Buyer acknowledges that the Licensed Alliance Products and all labeling and packaging thereto will be manufactured, labeled and sold by Seller using the Licensed Property (as defined in Section 7.1), the Registrations (as defined in Section 9.3(a)) and the Product Information (as defined in Section 9.4(a)). Buyer warrants to Seller that (i) except as disclosed in writing by Buyer to Seller prior to the Commencement Date, the Licensed Property, Registrations, and Product

Information issued to and/or owned by Buyer in connection with the Licensed Alliance Products will, throughout the term of this Agreement, conform to all applicable federal, state and local statutes (other than warranties implied by operation of Uniform Commercial Code Sections 2-314 or 2-315, or any state counterpart to such provisions) or regulations or implementing guidelines, and in the absence of such statutes, regulations or implementing guidelines, conform to generally accepted industry standards for the Licensed Alliance Product in question; (ii) except as disclosed in writing by Buyer to Seller prior to the Commencement Date, each Licensed Alliance Product which qualifies as a pesticide under FIFRA is and throughout the term of this Agreement shall be lawfully registered and in compliance with all requirements of FIFRA and state pesticide laws; (iii) Alliance has, prior to the Commencement Date, consistently produced each Licensed Alliance Product according to all specifications described in
Exhibit 6.1 applicable to such Licensed Alliance Products, subject to normal and customary industry allowances for nonconforming Product; and (iv) other than the Registrations, the Licensed Property, the Product Information (all of which shall have been provided to Seller on or prior to the Commencement Date) and matters in the public domain, no proprietary rights, proprietary technology, proprietary equipment or proprietary know-how was required by Buyer to produce consistently any Licensed Alliance Products prior to the Commencement Date according to the specifications described in Exhibit 6.1 applicable to such Licensed Alliance Product,

     6.2  DISCLAIMER.  THE WARRANTY PROVIDED IN SECTION 6.1(A) ABOVE IS
          ----------
EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF SELLER, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER PERTAINING TO THE PRODUCT OR THE CONTAINERS CONTAINING THE SAME AND WHETHER ARISING BY LAW, CUSTOM, CONDUCT, OR USAGE OR TRADE, AND THE RIGHTS AND REMEDIES PROVIDED IN SECTIONS 6.3 AND, TO THE EXTENT APPLICABLE, IN SECTION
6.5, ARE EXCLUSIVE IN LIEU OF ALL OTHER RIGHTS AND REMEDIES. IN NO EVENT SHALL THE SELLER BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, NOR SHALL ANY WARRANTY BE CONSTRUED AS A CONDITION.

     6.3  Claims.  (a) Except with respect to third party claims subject to
          ------
indemnification pursuant to Section 6.5 below, Buyer's sole and exclusive remedy with respect to any claims of Buyer relating to Product including, but not limited to, any short quantity of or damage to Product or Product not in conformity with Seller's limited warranty in Section 6.1(a) shall be, at the option of Seller, replacement of such Product or a credit or refund for the purchase price of such Product. Any claim for damaged or short quantities of Product shall be made within thirty (30) days following delivery of such Product. Any claim for nonconforming Product shall be made within thirty (30) days after Buyer becomes aware of such nonconformity. All Product claims other than for damaged, short quantity or nonconforming Product shall be made within thirty (30) days of when Buyer becomes aware of such claims. Failure to give notice within such time and in such manner shall be deemed a waiver of any claim that Buyer may have against Seller with respect to such Product. All claims under this Article VI shall be subject to Seller's verification of the validity of Buyer's claims.

     (b) Notwithstanding the provisions of subsection (a) above, if, during any ninety (90) day period while this Agreement is in effect, 25% or more of any particular Product delivered by Seller to Buyer during such 90 day period fails to conform to Seller's warranty applicable to such Product in Section 6.1 (a "90 Day Failure"), within thirty
(30) days after Buyer becomes aware of such 90 Day Failure, Buyer may give written notice to Seller of such 90 Day Failure specifying in reasonable detail the affected Product and the nature of the nonconformities affecting such Product ("Probation Notice"). If, during the twelve (12) month period following Seller's receipt of any Probation Notice, Seller commits a second 90 Day Failure with respect to the same Product which was the subject of such Probation Notice, at Buyer's option and upon written notice from Buyer to Seller within sixty (60) days following the end of the 90 day period in which Seller committed the second 90 Day Failure, the Product that was the subject of such 90 Day Failures shall become an Excluded Product hereunder.

     6.4  Product Suitability.  Determination of the suitability of any Product
          -------------------
for the uses and applications contemplated by Buyer, its customers and others shall be the sole responsibility of Buyer. Any suggestions or recommendations made by Seller concerning uses or applications of any Product are believed to be reliable, but Seller makes no representation with respect to the results to be obtained since the conditions of the use and application by Buyer and others are beyond Seller's control.

     6.5  Indemnification by Seller.  Seller agrees to indemnify, save harmless
          -------------------------
and defend Buyer and each member of the Buyer Group and each party controlling any member of the Buyer Group (as "control" is defined in Section 1.1), from and against all suits, actions, legal proceedings, claims, demands, damages, costs, reasonable expenses and attorneys' fees, to the extent caused by, arising from, incident to, connected with or growing out of (i) claims made against Buyer by third parties (including without limitation governmental authorities) alleging harm to third parties or violations of statute or regulation, in each case to the extent caused by or relating to the failure of any Products to conform with the warranty provided in Section 6.1(a) above, (ii) Seller's breach of Seller's obligations under Sections 7.1 and 7.2 hereof, and (iii) Seller's violations of statute or regulation in connection with any supplemental registration arrangement as described in Section 9.6(b), but in the cases of each of (i),
(ii) and (iii) above, specifically excepting those matters which are the subject of Section 6.6 below. With respect to the matters subject to indemnification pursuant to (i) and (iii) above, such indemnification shall apply only to direct damages, costs and expenses incurred by Buyer in connection with such matters and shall not apply to indirect damages, consequential damages, lost profits, injury to goodwill or similar harm suffered or alleged by Buyer as a result of any such matters. To the extent the indemnity of Seller in (i) above applies to claims brought by US EPA under FIFRA, and except with respect to finished goods inventory purchased by Seller pursuant to the Alliance Agreement, such indemnity shall constitute a "guarantee" under FIFRA (S) 12(b), to the extent provided in that Section.

     6.6  Indemnification by Buyer.  Buyer agrees to indemnify, save harmless
          ------------------------
and defend Seller, and its Subsidiaries and Affiliates and any party controlling Seller or its Subsidiaries or Affiliates (as "control" is defined in Section 1.1), and each of them, from and against all suits, actions, legal proceedings, claims, demands, damages, costs, reasonable expenses and attorneys' fees, to the extent caused by, arising from, incident to, connected with or growing out of
(i) Buyer's breach of Buyer's warranties or obligations under Sections 6.1(b) or
Article IX, (ii) the purchase, sale, handling, storage, packaging, repackaging, advertising, promotion or use of the Products by Buyer or any third party, or
(iii) Buyer's breach of Buyer's obligations under Sections 7.3 or 11.5, or (iv) Buyer's violations of statute or regulation in connection with any supplemental registration arrangement as described in Section 9.6(b), but in case of each of (i), (ii),
(iii) or (iv) above, specifically excepting those matters which are the subject of Section 6.5 above . With respect to the matters subject to indemnification pursuant to (ii) and (iii) above, the foregoing shall apply only to direct damages, costs and expenses incurred by Seller in connection with such matters and shall not apply to indirect damages, consequential damages, lost profits, injury to goodwill or similar harm suffered or alleged by Seller as a result of any such claims.

                                 ARTICLE VII.
                                 ------------

                  Technology License; Patents and Trademarks
                  ------------------------------------------

     7.1  Grant of  License.    Subject to the terms and conditions of this
          -----------------
Agreement, Buyer hereby grants to Seller a nonexclusive, nontransferable right and license during the term of this Agreement to use: (i) the trademarks "Regal," "EZ Clor" and "Clear Choice"' and (ii) such other trademarks and patents, technology, confidential information, trade secrets and other intellectual property as shall be necessary for Seller to manufacture and sell the Alliance Products hereunder but, in any case, excluding Patent No. 5251656 entitled "Dual Chemical Feeder" (collectively, the "Licensed Property"). Seller may use such right and license only for the purpose of making, packaging and selling Licensed Alliance Products to the Buyer Group, to the customers specifically identified on Exhibit 7.1 and any other customers the parties may agree to in writing. Seller shall not sublicense any of its rights to the Licensed Property hereunder to any party (other than to Seller's Subsidiaries and Affiliates solely for the uses specified in the preceding sentence). Any sublicense by Seller without such consent shall be void. Any agreement for the sale of Licensed Alliance Products to the customers listed in Exhibit 7.1 and any other customers agreed upon by Seller and Buyer, shall prohibit assignment of such customer's rights to purchase Licensed Alliance Products under such agreement without the consent of Buyer. A change of control of such customer shall be deemed an assignment for purposes of the preceding sentence.

     7.2  Ownership and Protection.  All right, title and interest in and to the
          ------------------------
Licensed Property shall inure to the benefit of, and shall be solely vested in Buyer. Seller acknowledges and agrees that Buyer owns the Licensed Property and any patents and registrations therefor. Seller shall not at any time file any application for patents or for registration with the United States Patent and Trademark Office, or with any other governmental entity for the Licensed Property. Subject to Buyer's obligations under Section 7.3, Buyer shall have the sole right to determine whether or not any action shall be taken on account of any such infringement, misappropriation or imitation. Seller shall not institute any suit or take any action on account of any such infringement, misappropriation or imitation without first obtaining the written consent of Buyer to do so. Seller agrees that it is not entitled to share in any proceeds received by Buyer (by settlement or otherwise) in connection with any formal or informal action brought by Buyer, or other entity.

     7.3  Preservation of Licensed Property.  While this Agreement remains in
          ---------------------------------
effect, Buyer shall use commercially reasonable efforts to preserve, protect and defend the Licensed Property to the extent necessary to enable Seller to manufacture and sell the Licensed Alliance Products as contemplated in this Agreement. Without limiting the foregoing, Buyer shall prepare and file at Buyer's expense, any renewals, continuations, extensions or oppositions necessary or reasonably appropriate to preserve and protect Buyer's rights in such Licensed Property, and shall take appropriate action against any party infringing or threatening to infringe upon the Buyer's rights to the Licensed Property to the extent the Buyer becomes aware of same and such infringement or threatened infringement is reasonably likely to impair or damage Seller's ability to manufacture or sell the Licensed Alliance Products as contemplated hereunder. Seller agrees to provide the Buyer with notice of any infringement upon Buyer's rights with respect to the Licensed Property of which Seller becomes aware.

     7.4  Indemnification Against Infringement.  Buyer shall indemnify and save
          ------------------------------------
Seller, its Subsidiaries and Affiliates, and any party controlling Seller, its Subsidiaries or Affiliates (as "control" is defined in Section 1.1), harmless from all costs, including reasonable attorneys fees, damages, liabilities and expenses, arising out of any claim, action or suit brought against Seller based upon an allegation that the Licensed Property or the use thereof in connection with the Licensed Alliance Products infringe any US patents, trademarks or other third party property rights including logos, trademarks or other information contained on the packaging for the Licensed Alliance Products. Seller shall promptly notify Buyer of any such claim against Seller and Buyer shall have the obligation to assume the defense of any such claims.

                                 ARTICLE VIII
                                 ------------

                       Safety and Health Communications
                       --------------------------------

     Buyer will furnish to Seller for all of the Licensed Alliance Products, Material Safety Data Sheets covering the Licensed Alliance Products that include health, safety and other hazardous communication information on the Licensed Alliance Products and the raw materials used in their manufacture in compliance with the Occupational Safety and Health Administration's Hazard Communication Standard and any other applicable laws. Seller will furnish the same type of information to Buyer for all Products other than the Licensed Alliance Products. Seller will also furnish to Buyer such other health or safety information respecting the Products as Seller delivers to its other customers for the Products. Buyer and Seller will disseminate appropriate health and safety information to all persons including, but not limited to, their respective employees, contractors and customers, as is necessary to comply with applicable laws.

                                  ARTICLE IX
                                  ----------

                          Environmental Registrations
                          ---------------------------

     9.1  Maintenance of the Federal Registrations.  During the term of this
          ----------------------------------------
Agreement and any extension thereof, Buyer shall use commercially reasonable efforts to maintain in good standing all federal pesticide product registrations for the Alliance Products currently held or hereafter acquired by any member of the Buyer Group under FIFRA, each of which current registrations is listed on
Exhibit 9.1 attached hereto (the "Federal Registrations"). Pursuant thereto, Buyer shall use commercially reasonable efforts to comply with all requirements and fulfill all obligations imposed under FIFRA and by the US EPA as necessary to maintain the Federal Registrations in good standing, including, but not limited to, by (i) complying with all requirements and applicable changes in labeling and other aspects of each Federal Registration, as required under FIFRA or by US EPA; (ii) paying in a timely fashion all applicable US EPA registration fees for the Federal Registrations; and (iii) procuring and submitting in a timely fashion any data required by US EPA, as set forth more fully in Section
9.3 herein.

     9.2  Maintenance of the State Registrations
          --------------------------------------

     (a)  Registrations.  During the term of this Agreement and any extension
          -------------
thereof, Buyer shall maintain in good standing and in compliance with applicable law, subject to the assistance of Seller as set forth in Section 9.2(b) herein, all state pesticide product registrations for the Alliance Products currently held by any member of the Buyer Group, and any additional state registrations for the Alliance Products procured by any members of the Buyer Group (collectively, the "State Registrations").

     (b)  Obligations of Seller:  Subject to Buyer complying with its
          ---------------------
obligations in Section 9.2(c), Seller shall assist Buyer in Buyer maintaining in good standing the State Registrations by using commercially reasonable efforts to undertake the following actions: (i) promptly reviewing any documents provided by Buyer with regard to the State Registrations; (ii) promptly informing Buyer of any facts, circumstances, legal or regulatory developments known to Seller that may affect the Registrations; and (iii) timely preparing, and forwarding for signature and submission by Buyer, any forms or other documents that must be submitted to state regulatory authorities to satisfy requirements known to Seller to maintain the State Registrations; provided, however, that the obligations of Seller under this Section 9.2(b) shall not apply to any State Registrations obtained to implement a "supplemental distribution" arrangement between any member of the Buyer Group and any distributor as authorized under US EPA regulations currently codified at 40 CFR 152.132.

    (c)   Obligations of Buyer:  Buyer shall undertake all commercially
          --------------------
reasonable actions necessary to cause Seller to assist Buyer in maintaining the State Registrations as set forth in Section 9.2(b). Such action shall include, but not necessarily be limited to (i) providing Seller, promptly after the date of this Agreement, a copy of all files and other supporting documentation in possession of any member of the Buyer Group relating to each Registration, with the exception of any supporting registration data, other than product chemistry data, owned by the members of the Buyer Group; (ii) promptly forwarding to Seller a copy of any document received from, and informing Seller of any discussions with, any state regulatory authority regarding any Registration;
(iii) promptly informing Seller of any facts, circumstances, regulatory or legal developments known to any member of the Buyer Group that may affect the Registrations, including, but not limited to, any anticipated or pending amendments of, or requirements applicable to, the Federal Registrations; (iv) executing and submitting in a timely manner any form or other document received from Seller that must be submitted to state regulatory authorities to maintain the Registrations; and (v) procuring and submitting in a timely fashion any data required by any state regulatory authority, as set forth more fully in Section
9.3 herein.

     (d)  Responsibility for State Registration Fees and Discontinuation Fees.
          -------------------------------------------------------------------

          (i) As part of its obligation to maintain the State Registrations in good standing, Buyer shall, except as the parties otherwise agree pursuant to
Section 9.2(e) herein, pay in a timely fashion all applicable state registration fees for the State Registrations, provided, however, that Seller shall promptly reimburse Buyer for all such fees paid by Buyer during each Calendar Year up to a maximum of $* * *.

          (ii) Buyer shall pay in a timely fashion any and all state discontinuation or termination fees imposed by any state regulatory authority with respect to the State Registrations, provided, however, that Seller shall promptly reimburse Buyer for any such fee imposed as a direct result of any action or inaction of Seller in violation of its obligations under Section 9.2(b) herein. Except as provided in the preceding sentence, Buyer shall be solely responsible for any discontinuation or termination fee imposed for State Registrations, including but not limited to termination fees caused by any member of the Buyer Group (A) amending the Confidential Statement of Formula for any Alliance Product, (B) changing the brand name of any Alliance Product, (C) transferring ownership of any State Registration or Federal Registration to another entity, or (D) changing the corporate name of Alliance.

     (e)  Additional State Registrations to Support Sales by Seller.  In the
          ---------------------------------------------------------
event that Seller wishes to sell one or more Licensed Alliance Products directly to a third-party customer not set forth on Exhibit 7.1 located in a state for which no State Registration currently exists for said product or products, and Buyer consents to such sale pursuant to Section 7.1 and Section 9.4(b) herein, Buyer shall obtain and maintain State Registrations for said Products as necessary to permit such sales by Seller. In such event, Buyer and Seller shall agree as to the appropriate allocation of responsibility for the payment of state registration fees for the additional State Registrations.

     9.3  Data Rights and Obligations.
          ---------------------------

     (a) If the US EPA or other federal or state regulatory authority requires the submission of additional data to support any of the Federal Registrations or State Registrations ("Registrations"), Buyer shall generate or otherwise procure the data at its own expense and submit the data in a timely fashion to the pertinent regulatory authority or authorities, provided, however, that if Seller has already generated the same data, or is required to generate the same data on the same or earlier timetable to support the registration of products owned by Seller and intends to generate such data, then Seller shall notify Buyer of such intention and, upon the timely request of Buyer, submit the required data to the pertinent regulatory authorities, in lieu of Buyer, and shall designate such data as being in support of one or more named Alliance Products as well as Seller's products. Upon receipt of US EPA Master Record Identifier Numbers ("MRIDs") for such data, or any state equivalent, Seller shall promptly transmit such MRIDs or state data identification numbers to Buyer. Any data submitted by Buyer pursuant to this Section 9.3(a) shall be the sole property of Buyer, and Buyer shall retain all rights to compensation and/or cost sharing payments from third parties that rely on the data pursuant to FIFRA (S) 3(c)(1)(F) and (S) 3(c)(2)(B). Likewise, any data submitted by Seller pursuant to this Section 9.3(a) shall be the sole property of Seller and Seller shall retain all rights to compensation and/or cost sharing payments from third parties pursuant to FIFRA (S) 3(c)(1)(F) and (S) 3(c)(2)(B).

     (b) The use of Seller's data by Buyer as provided in Section 9.3(a) herein is authorized hereunder only for the term of this Agreement and any extension thereof. Any use of Seller's data by Buyer after the termination of this Agreement must be accompanied by the issuance of an offer to pay compensation, to the extent required by FIFRA, or addressed by separate arrangement between the parties.

     9.4   Manufacture and Sale of the Alliance Products by Seller
           -------------------------------------------------------

     (a) Buyer, for itself and the Buyer Group, hereby authorizes Seller to formulate, package and label (hereinafter "manufacture") the Alliance Products in accordance with the Registrations. Pursuant thereto, Buyer shall provide Seller, on the date of this Agreement, a copy of the current US EPA-approved Confidential Statement of Formula, labeling, material safety data sheets and packaging specifications for each Registration, along with any other documents or information necessary to manufacture the Alliance Products in accordance with the Registrations (the "Product Information"). Buyer shall thereafter timely inform Seller of any anticipated or pending amendments of or changes to the Federal Registrations in order to provide Seller with a commercially reasonable time to implement such amendments or changes in the manufacture of the Alliance Products.

     (b) Buyer hereby authorizes Seller to sell the Licensed Alliance Products manufactured by Seller pursuant to Section 9.4(a) herein to any member of the Buyer Group and to the third-party customers listed on Exhibit 7.1 hereto. Seller may sell to third-party customers not listed in Exhibit 7.1 only as provided in Section 7.1. In such event, Buyer and Seller shall negotiate in good faith an agreement as to the appropriate terms and conditions under which such sales by Seller shall be made.

     9.5   Registration Warranties.  Buyer warrants that Buyer, the Buyer Group,
           -----------------------
or a member thereof is the lawful owner of the Registrations and that, (except as disclosed in writing by Buyer to Seller prior to the Commencement Date) the Registrations are, as of the date of this Agreement, (a) in good standing with US EPA and all pertinent state regulatory authorities and in full compliance with all applicable requirements under FIFRA and state pesticide law; and (b) not subject to any pending federal or state administrative or judicial actions for cancellation or suspension of any Registration. Buyer further warrants that the information that it shall provide Seller pursuant to Section 9.4(a) shall comply with all applicable legal restrictions and requirements necessary to manufacture the Alliance Products in accordance with the Registrations, FIFRA, state pesticide laws and US EPA Registrations and that Buyer shall take all commercially reasonable action necessary, during the term of this Agreement and any extension thereof, to maintain the Registrations in good standing and in compliance with all requirements of FIFRA, state pesticide laws and US EPA.

     9.6   Noncompliant Registrations.
           --------------------------

     (a) With respect to all items of Registration noncompliance as disclosed by Buyer to Seller in writing prior to the Commencement Date which may arise from time to time while this Agreement is in effect, Buyer acknowledges that such noncompliance may limit or preclude Seller's manufacture or sale of any Licensed Alliance Product subject to such Registrations ("Noncompliant Products"). To the extent Buyer requires any Noncompliant Product (including Noncompliant Products previously forecast on an Accepted Forecast) and Seller reasonably determines it cannot manufacture or sell such Noncompliant Product, for so long as such noncompliance continues and in each jurisdiction affected by such noncompliance, Seller shall have the right upon notice to Buyer to substitute in lieu of such Noncompliant Product, such other product of Seller as Seller deems the closest functional equivalent of such Noncompliant Product. Buyer may thereupon cancel any pending orders for such Noncompliant Product, but may not purchase a substitute for such Noncompliant Product from another supplier except in accordance with Section 2.1 (in the case of a substitute which is an Alliance Product) or Section 2.2 (in the case of a substitute which is not an Alliance Product), as the case may be.

     (b) In the event Seller reasonably determines it cannot produce a Noncompliant Product as provided in subsection (a) above, upon request by Buyer and agreement between Buyer and Seller as to a price for such substitute Product (which shall thereafter be subject to adjustment as provided in Section 3.1(b), Seller shall prepare and file with US EPA a statement authorizing "supplemental distribution" by Buyer of a substitute product sold by Seller under Seller's FIFRA registration with respect to such substitute product pursuant to US EPA's "supplemental distribution" provisions currently codified at 40 C.F.R.
(S)152.132. Such supplemental distribution statement shall authorize Buyer to sell such substitute Product of Seller under the trademarks "Regal", "EZ-Clor" and/or "Clear Choice." Seller shall maintain such supplemental distribution statement on Buyer's behalf only for such time as is necessary for Buyer, using reasonable commercial efforts, to remedy the Registration noncompliance affecting such Noncompliant Product, or for such additional time as Buyer shall request so long as such arrangement does not impose upon Seller, in Seller's reasonable judgment, an excessive economic or administrative burden, except that Seller may terminate the supplemental distribution arrangement, upon 60 days prior notice to Buyer, if Seller decides, in its discretion, to allow or effect the cancellation or suspension of the supplemental distribution registration for the substitute product because of unreasonable regulatory requirements imposed by US EPA, or for other reasonable cause. Nothing herein shall impose upon Seller the obligation to maintain for any reason or for any period of time any FIFRA registration of Seller underlying any such supplemental distribution arrangement, which maintenance or non-maintenance shall be at Seller's absolute discretion. Seller shall give Buyer at least 60 days notice of termination of any such Seller FIFRA registration. In connection with any supplemental distribution of Seller's products as described above, Buyer shall obtain and maintain at Buyer's sole expense all state and local pesticide registrations required for Buyer to distribute and sell such substitute products under such supplemental distribution arrangement, and Buyer shall pay at its sole expense all state pesticide registration and discontinuation fees associated with such pesticide registrations. For so long as Buyer is purchasing any such substitute product under such supplemental distribution agreement, the Seller's FIFRA Confidential Statement of Formula for such substitute product shall constitute the applicable warranty specification for such Product for purposes of Section 6.1(a).

                                   ARTICLE X

                                Confidentiality
                                ---------------

     10.1  Confidentiality Obligations of Seller.  Seller shall treat as
           -------------------------------------
confidential and prevent unauthorized duplication or disclosure of any confidential information concerning the business, affairs or the goods of Buyer (including without limitation any confidential information acquired pursuant to Section 7.1) which Seller may acquire during the course of its activities under this Agreement and shall not use any of such confidential information for any purpose other than in furtherance of Seller's obligations under this Agreement. In addition, Seller shall use commercially reasonable efforts to prevent any such disclosure by any and all of its employees or representatives outside the scope of employment of such employees' and representatives' employment or engagement with Seller. Seller agrees that except for such disclosure as is required by law, the terms of this Agreement shall be deemed confidential information for purposes of this Section 10.1.

     10.2  Confidentiality Obligations of Buyer.  Buyer shall treat as
           ------------------------------------
confidential and prevent unauthorized duplication or disclosure of any confidential information concerning the business, affairs or the goods of Seller which Buyer may acquire during the course of its activities under this Agreement and shall not use any of such confidential information for any purpose other than in furtherance of Buyer's obligations under this Agreement. In addition, Buyer shall use commercially reasonable efforts to prevent any such disclosure by any and all of its employees or representatives outside the scope of employment of such employees' and representatives' employment or engagement with Buyer. Buyer agrees that except for such disclosure as is required by law, the terms of this Agreement shall be deemed confidential information for purposes of this Section 10.2.

     10.3  Survival of Confidentiality Obligations.  The obligations of
           ---------------------------------------
confidentiality provided in this Agreement shall survive for a period of five
(5) years after the expiration or termination of this Agreement for any reason; provided, however, that with respect to any item of confidential information which is a trade secret under applicable law, the obligations of confidentiality hereunder shall survive the expiration of such five (5) year period and remain in full force and effect for so long as the applicable confidential information remains a trade secret under applicable law.

                                   ARTICLE XI

                                 Miscellaneous
                                 -------------

     11.1  Waivers and Consents.  All waivers and consents given hereunder shall
           --------------------
be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party. Except as otherwise provided herein, time is of the essence in this Agreement.

     11.2  Notices.
           -------

     (a) All notices and other communications hereunder shall be in writing, and shall be deemed to have been given only if and when (i) personally delivered or (ii) three (3) business days after mailing, postage prepaid, by first class certified or registered air mail, or (iii) sent by prepaid cable, telegram, telex, or telecopy, addressed in each case as follows:

     (b)   If to Buyer to:

               SCP Pool Corporation
               128 Northpark Boulevard
               Covington, Louisiana 70433
               Attention: W.B. Sexton
               Telecopier: 504-892-1657

           with a copy, except to purchase or sales orders and billing matters, in like manner to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601

               Attention: Stephen L. Ritchie, Esq.
               Telecopier: 312-861-2200

     (c)   If to Seller to:

               Bio-Lab, Inc.
               627 East College Avenue
               Decatur, Georgia 30030
               Attention: Larry J. Bloom
               Telecopier: 404-370-7499

           with a copy, except for purchase or sales orders and billing matters, in like manner to:

               Great Lakes Chemical Corporation
               P. O. Box 2200
               Highway 52 N.W.
               West Lafayette, IN 47906
               Attention:  Louis T. Bolognini, Esq.
               Telecopier:  317-497-6234

                          and

               Smith, Gambrell & Russell
               Suite 1800, East Tower
               3343 Peachtree Road, N.E.
               Atlanta, Georgia  30326
               Attention: Robert I. Paller, Esq.
               Telecopier: 404-264-2652

Both Seller and Buyer may change the address(es) for the giving of notices and communications and/or copies thereof, by written notice to the other party in conformity with the foregoing.

     (d) If Buyer or Seller should come under any requirement to notify federal, state or local authorities of any spill or other event involving the Products, the notifying party shall report such incident to the other party to this Agreement as soon as possible after notifying such authorities.

     11.3  Headings.  The Article and Section headings contained in this
           --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.4  Governing Law. The interpretation and construction of this Agreement,
           -------------
and all matters relating hereto, shall be governed by the internal laws of the State of Georgia.

     11.5  Parties in Interest.  This Agreement shall not be assigned by either
           -------------------
party without the prior written consent of the other party, such consent not to be unreasonably withheld. Subject to the foregoing restriction, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be binding upon each member of the Buyer Group to the extent of such member's respective obligations hereunder, and Buyer hereby represents and warrants to Seller that Buyer has full power and authority to bind each member of the Buyer Group by Buyer's execution of this Agreement.

     11.6  Arbitration.  Any controversy or claim arising out of or relating to
           -----------
this contract, or the breach thereof, shall be settled by arbitration in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     11.7  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, all of which taken together shall constitute one and the same instrument.

     11.8  Entire Agreement.  This Agreement, including all schedules and
           ----------------
exhibits annexed hereto (each of which is incorporated herein by reference), contains the entire understanding of the parties hereto with respect to the subject matter contained herein or therein.

     11.9  Amendments.  This Agreement may not be changed orally, nor shall any
           ----------
modification of this Agreement be affected by the use of purchase orders (including but not limited to the purchase order shown on Exhibit 2.5), acknowledgments, acceptances or other forms at variance with or in addition to the terms and conditions herein. This Agreement may be changed only by a written agreement signed by Buyer and Seller.

     11.10 Severability.  In case any provision in this Agreement shall be held
           ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

     11.11 SCP Guaranty.  SCP hereby guaranties the payment and performance of
           ------------
the obligations of Buyer hereunder. SCP hereby expressly waives diligence, presentment, demand of payment, protest and notices whatsoever, and any requirement that Seller exhaust any right, power or remedy or proceed against Buyer under this Agreement or any other Agreement or instrument referred to herein, or against any other party under any guarantee of, or security for, any obligations of Buyer under this Agreement. The obligations of SCP hereunder are absolute and unconditional and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     IN WITNESS WHEREOF, Buyer and Seller have caused their corporate names to be hereunto subscribed, under seal, by their respective duly authorized officers, all as of the day and year first above written.

                               "BUYER"

                               SOUTH CENTRAL POOL SUPPLY, INC.



                               By:  Wilson B. Sexton
                                  --------------------------------
                                  Title:  Chairman
                                        --------------------------
                                  Date:  9/26/96
                                       ---------------------------



                               "SCP"

                               SCP POOL CORPORATION

                               FOR THE LIMITED PURPOSES DESCRIBED
                               IN SECTION 11.11



                               By:  Wilson B. Sexton
                                  --------------------------------
                                  Title:  Chairman
                                        --------------------------
                                  Date:  9/26/96
                                       ---------------------------


                               "SELLER"

                               BIO-LAB, INC.



                               By:  Larry J. Bloom
                                  --------------------------------
                                  Title:  President
                                        --------------------------
                                  Date:  9/26/96
                                       ---------------------------

                                  Exhibit 1.7

                               EXCLUDED PRODUCTS

     1. Any swimming pool products marketed or sold prior to or following the Commencement Date under the following brand names (regardless of whether such products would otherwise meet the definition of Alliance Products described in
Exhibit 1.11) except products which: (i)(A) were not purchased by Buyer during
              ------
the twelve (12) month period from September 1, 1995 through August 31, 1996 or
(B) were not being marketed or sold prior to the Commencement Date and (ii)
                                                                   ---
contain as their primary active ingredients , any of the ingredients listed on
Exhibit 2.2(c). Products which meet both criteria (i) and (ii) in the preceding sentence shall be treated as Competing Branded Products for purposes of Section 2.2(c).

     Pittclor
     Refresh
     Feron
     Tub of Gold
     Fix-A-Leak
     Sun
     Pristine Blue
     Bio-Dex
     Applied Biochemists
     GLB
     Quantum Biochemical
     Robarb Inc
     Leisure Time
     Yellow Out
     Jonas
     Jack's Magic
     New Water
     Sustain
     Haviland
     Hasa
     Natural Chemistry
     Proteam Products
     Sea-Klear
     Lo-Chlor
     United Chemical
     Deskum
     GPS
     All Pure
     Pool Aid

     2. Any product containing Poly Hexamethalyne Biguanide (PHMB) as the primary active ingredient.

     3. Any products purchased by Buyer from Pro-Packaging, Inc. through March of 1997. Products purchased by Buyer from Pro-Packaging, Inc. after March of 1997 shall not be Excluded Products.

     4. All Omni Products (as defined in Section 3.1(c)(vii)). Buyer and Seller acknowledge that the Buyer and Seller have entered into a separate agreement with respect to the purchase and sale of Omni Products, the terms of which shall govern exclusively the parties' respective rights and obligations with respect to Omni Products.

                                  Exhibit 1.11

                               ALLIANCE PRODUCTS


*1. Any products containing cyanuric acid as a primary active ingredient in the product forms (e.g., sticks, tablets, pucks, granulated product, etc.) described in Exhibit 3.1(a).

*2. Any products containing trichloroisocyanuric acid as a primary active ingredient in the product forms (e.g., sticks, tablets, pucks, granulated product, etc.) described in Exhibit 3.1(a).

*3. Any products containing sodium dichloroisocyanuric acid dihydrate or sodium dichloroisocyanuric acid as a primary active ingredient in the product forms (e.g., sticks, tablets, pucks, granulated product, etc.) described in Exhibit 3.1(a).

*4. Any products containing lithium hypochlorite as a primary active ingredient in the product forms (e.g., sticks, tablets, pucks, granulated product, etc.) described in Exhibit 3.1(a).

*5. Any products containing bromine compounds, as a primary active ingredient, including but not limited to bromochlorodimethylhydantoin and sodium bromide in the product forms (e.g., sticks, tablets, pucks, granulated product, etc.) described in Exhibit 3.1(a).

6.     The other products described by product name on Exhibit 3.1(a).


NOTE: Products marked with an asterisk (*) above are those subject to the provisions of Section 2.1(a)(ii)

                                 Exhibit 2.1(c)

                EXAMPLES OF APPLICATION OF PURCHASE REQUIREMENTS
                         FOR ILLUSTRATION PURPOSES ONLY


EXAMPLE 1:     Buyer buys from Seller * * *% of its Calendar Year requirements
---------
of all Alliance Products as a group (including the five Alliance Products marked with an asterisk on Exhibit 1.6). During the same Calendar Year, Buyer buys at least * * *% of its requirements of each of the five individual Alliance
                                    ----
Products marked with an asterisk on Exhibit 1.6.

RESULT:        Buyer has complied with Section 2.1 by satisfying the
------
requirements of both Section 2.1(a)(i) and 2.1(a)(ii). Buyer has satisfied
                ----                   ---
Section 2.1(a)(i) by buying at least * * *% of its Calendar Year requirements for Alliance Products as a group, and it has satisfied Section 2.1(a)(ii) by buying at least * * *% of its Calendar Year requirements for each individual
                                                             ----
Alliance Products marked with an asterisk on Exhibit 1.6.

EXAMPLE 2:     Buyer buys from Seller * * *% of its Calendar Year requirements
---------
for all Alliance Products as a group, but during the same Calendar Year buys from Seller only * * *% of its requirements for cyanuric acid.

RESULT:        Buyer is not in compliance with Section 2.1, since Buyer must
------
comply with both Section 2.1(a)(i) and 2.1(a)(ii). Buyer satisfied Section
            ----
2.1(a)(i); Buyer did not satisfy Section 2.1(a)(ii), however, since cyanuric acid is marked with an asterisk on Schedule 1.6.


EXAMPLE 3:     Buyer buys from Seller * * *% or more of its Calendar Year
---------
requirements for each of the five products marked with an asterisk on Exhibit 1.6, but during the same Calendar Year buys from Seller only * * *% of its requirements of all Alliance Products as a group (including the five products marked with an asterisk on Exhibit 1.6).

RESULT:        Buyer is not in compliance with Section 2.1. Buyer has satisfied
------
the requirements of Section 2.1(a)(ii) by buying * * *% or more of its requirements for the five products marked with an asterisk on Exhibit 1.6. Buyer has not, however, satisfied the requirements of Section 2.1(a)(i), since it failed to purchase at least * * *% of its requirements of Alliance Products as a group.

                                 Exhibit 2.2(c)

                      ACTIVE CHEMICAL COMPOUNDS PRESENT IN
                           COMPETING BRANDED PRODUCTS


Trichloroisocyanuric Acid
Sodium Dichloroisocyanuric Acid Dihydrate
Sodium Dichloroisocyanuric Acid
Bromochlorodimethylhydantoin
Lithium Hypochlorite

                                 Exhibit 3.1(a)

                                INITIAL PRICING

     See initial pricing list attached.

                                                                 SCP PRICING
                                                                                           CLEAR     CLEAR     E-Z       E-Z
                                                                     REGAL      REGAL      CHOICE    CHOICE    CLOR      CLOR
                                            CS             NET       CASE       PER LB      CASE     PER LB    CASE     PER LB
  PC#          DESCRIPTION                  QTY   LBS      WTG       PRICE      PRICE      PRICE     PRICE     PRICE     PRICE
====================================================================================================================================
Trichloroisocyanuric Acid:

3" Tabs (8 oz. Tab)
     230       3" Tab  (8 oz. Tab)           1     39       39                                                  ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     231       3" Tab  (8 oz. Tab)           8      4       32        ***        ***        ***       ***
------------------------------------------------------------------------------------------------------------------------------------
     232       3" Tab  (8 oz. Tab)           4      8       32        ***        ***        ***       ***
------------------------------------------------------------------------------------------------------------------------------------
     233       3" Tab  (8 oz. Tab)           2     16       32        ***        ***        ***       ***
------------------------------------------------------------------------------------------------------------------------------------
     234       3" Tab  (8 oz. Tab)           1     25       25        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     235       3" Tab  (8 oz. Tab)           1     50       50        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     236       3" Tab  (8 oz. Tab)           1    100      100        ***        ***                            ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     369       3" Tab  (8 oz. Tab)           1    250      250        ***        ***
------------------------------------------------------------------------------------------------------------------------------------
Trichloroisocyanuric Acid:

3" Tabs (8 oz. W Tab)
     112       3" Tab  (8 oz. W Tab)         1     39       39                                                  ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     374       3" Tab  (8 oz. W Tab)         8      4       32        ***        ***                            ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     375       3" Tab  (8 oz. W Tab)         4      8       32        ***        ***                            ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     376       3" Tab  (8 oz. W Tab)         2     16       32        ***        ***                            ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     377       3" Tab  (8 oz. W Tab)         1     25       25        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     378       3" Tab  (8 oz. W Tab)         1     50       50        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     379       3" Tab  (8 oz. W Tab)         1    100      100        ***        ***                            ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     367       3" Tab  (8 oz. W Tab)         1    250      250        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
    1298       3" Tab  (8 oz. W Tab)         1    300      300                              ***       ***
------------------------------------------------------------------------------------------------------------------------------------
Trichloroisocyanuric Acid:

1" Tabs
     363       1" Tabs                       8      4       32        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     141       1" Tabs                       4      8       32        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     142       1" Tabs                       2     16       32        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     279       1" Tabs                       1     25       25        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
     285       1" Tabs                       1     50       50        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------
    1429       1" Tabs (Repl. Cart)          4      4       16        ***        ***        ***       ***       ***        ***
------------------------------------------------------------------------------------------------------------------------------------

                                  SCP PRICING

                                                                                     CLEAR      CLEAR      E-Z       E-Z
                                                                 REGAL     REGAL    CHOICE     CHOICE      CLOR     CLOR
                                        CS               NET      CASE    PER LB      CASE     PER LB      CASE    PER LB
  PC#        DESCRIPTION               QTY      LBS      WTG     PRICE     PRICE     PRICE      PRICE     PRICE     PRICE
--------------------------------------------------------------------------------------------------------------------------
    420  1" Tabs (Universal cart.)        4       4       16      ***       ***
--------------------------------------------------------------------------------------------------------------------------
    159  Feeder Pac, CA(R-3AF)            4       4       16                                               ***       ***
--------------------------------------------------------------------------------------------------------------------------
   1433  Feeder Pac, CA(FITS S2)          4       4       16                                               ***       ***
--------------------------------------------------------------------------------------------------------------------------
   1797  Time Release Canister            6       5       30                                               ***       ***
--------------------------------------------------------------------------------------------------------------------------
TRICHLOROISOCYANURIC ACID:

Sticks
    297  Sticks - Rectangle               8       4       32     ***        ***
--------------------------------------------------------------------------------------------------------------------------
    218  Sticks - Rectangle               4       7       28     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    219  Sticks - Rectangle               2      15       30     ***        ***       ***        ***
--------------------------------------------------------------------------------------------------------------------------
    390  Sticks - Rectangle               1      25       25     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    220  Sticks - Rectangle               1      50       50     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    147  Sticks - Round Shape             1      25       25     ***        ***
--------------------------------------------------------------------------------------------------------------------------
    148  Sticks - Round Shape             1      50       50     ***        ***
--------------------------------------------------------------------------------------------------------------------------
   1798  Sticks - Round Shape             1     250      250                                               ***       ***
--------------------------------------------------------------------------------------------------------------------------
TRICHLOROISOCYANURIC ACID:

Granular Trichlor
    714  Granular Trichlor               12       2       24                                               ***       ***
--------------------------------------------------------------------------------------------------------------------------
    251  Granular Trichlor                1      25       25                                               ***       ***
--------------------------------------------------------------------------------------------------------------------------
SODIUM DICHLOROISOCYANURIC ACID:

Dy- Chlor II
    221  Dy-Chlor II                     12       2       24     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    222  Dy-Chlor II                      8       4       32     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    223  Dy-Chlor II                      4       8       32     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    224  Dy-Chlor II                      2      16       32     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    225  Dy-Chlor II                      1      25       25     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
    226  Dy-Chlor II                      1      45       45     ***        ***                            ***       ***
--------------------------------------------------------------------------------------------------------------------------
    398  Dy-Chlor II                      1      50       50     ***        ***       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------------------------
   1571  Dy-Chlor II                      1     300      300     ***        ***       ***        ***
--------------------------------------------------------------------------------------------------------------------------

                                  SCP PRICING

                                                                                      CLEAR    CLEAR    E-Z      E-Z
                                                                    REGAL    REGAL   CHOICE   CHOICE   CLOR     CLOR
                                           CS               NET      CASE   PER LB    CASE    PER LB   CASE    PER LB
     PC#              DESCRIPTION         QTY      LBS      WTG     PRICE    PRICE   PRICE     PRICE   PRICE    PRICE
------------------------------------------------------------------------------------------------------------------------
Balancers
            (Cyanuric Acid:)
     1725   Stabilizer (Cyanuric Acid)   12       1.75      21      ***     ***                        ***     ***
------------------------------------------------------------------------------------------------------------------------
      242   Stabilizer (Cyanuric Acid)    8          4      32      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
     1491   Stabilizer (Cyanuric Acid)    4          9      36      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      241   Stabilizer (Cyanuric Acid)    1         25      25      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      213   Stabilizer (Cyanuric Acid)    1         45      45      ***     ***                        ***     ***
------------------------------------------------------------------------------------------------------------------------
      392   Stabilizer (Cyanuric Acid)    1        100     100      ***     ***
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
      123   pH Minus                     12          3      36      ***     ***       ***     ***
------------------------------------------------------------------------------------------------------------------------
      124   pH Minus                      8          7      56      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      864   pH Minus                      1         25      25      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      126   pH Plus                      12          2      24      ***     ***
------------------------------------------------------------------------------------------------------------------------
      127   pH Plus                       8          5      40      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      128   pH Plus                       4         12      48      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      865   pH Plus                       1         25      25      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      636   Alkalinity Up (Box)           6          4      24                                         ***     ***
------------------------------------------------------------------------------------------------------------------------
      130   Alka Plus                     8          5      40      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      131   Alka Plus                     4         10      40      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      637   Alkalinity Up (Box)           4         10      40                                         ***     ***
------------------------------------------------------------------------------------------------------------------------
      505   Alka Plus                     1         25      25      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
     1314   Calc. Increaser               8          4      32      ***     ***       ***     ***
------------------------------------------------------------------------------------------------------------------------
     1315   Calc. Increaser               4          9      36      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      503   Calc. Increaser               1         25      25      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------

Lithium Hypochlorite

      260   Power Shock                  24          1      24      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------
      287   Litho Shock                  12          2      24                                         ***     ***
------------------------------------------------------------------------------------------------------------------------
      256   Lithium                       8          4      32      ***     ***       ***     ***      ***     ***
------------------------------------------------------------------------------------------------------------------------

                                  SCP PRICING

                                                                                      CLEAR    CLEAR    E-Z       E-Z
                                                                    REGAL    REGAL   CHOICE   CHOICE    CLOR      CLOR
                                           CS               NET      CASE   PER LB     CASE   PER LB    CASE    PER LB
     PC#            DESCRIPTION           QTY      LBS      WTG     PRICE    PRICE    PRICE    PRICE   PRICE     PRICE
------------------------------------------------------------------------------------------------------------------------
       257        Lithium                   1        25      25      ***      ***      ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------
       118        Lithium                   1        45      45                        ***      ***
------------------------------------------------------------------------------------------------------------------------

Oxy-Klear
       674        Oxy-Klear                24         1      24                        ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------
       188        Oxy-Klear                12       2.5      30      ***      ***      ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------
       189        Oxy-Klear                 8         5      40                        ***      ***
------------------------------------------------------------------------------------------------------------------------
       401        Oxy-Klear                 1        25      25      ***      ***      ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------
       402        Oxy-Klear                 1        50      50      ***      ***      ***      ***
------------------------------------------------------------------------------------------------------------------------

Cal-Hypo Shock
       528        Shock Out 65%            24         1      24                                         ***       ***
------------------------------------------------------------------------------------------------------------------------
       267        Shock Out 65%             4         8      32                                         ***       ***
------------------------------------------------------------------------------------------------------------------------
       269        Shock Out 65%             1        25      25                                         ***       ***
------------------------------------------------------------------------------------------------------------------------

Bromine Compounds
      1439        Bromine                   8         2      16      ***      ***
------------------------------------------------------------------------------------------------------------------------
      1436        Bromine                   8         4      32      ***      ***                       ***       ***
------------------------------------------------------------------------------------------------------------------------
      1445        Bromine                   1        25      25      ***      ***      ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------
      1440        Bromine                   1        50      50      ***      ***      ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------

Algaecide
                  * Sodium Dichloroisocyanuric Acid:
       714        Gran. Algae Out *        12         2      24      ***      ***      ***      ***
------------------------------------------------------------------------------------------------------------------------
       251        Gran. Algae Out *         1        25      25      ***      ***
------------------------------------------------------------------------------------------------------------------------
      1092        Gran. Algae Out *         1        50      50               ***               ***
------------------------------------------------------------------------------------------------------------------------
       704        Algaecide 60 (Quart)      1        12      12      ***      ***      ***      ***     ***       ***
------------------------------------------------------------------------------------------------------------------------
       418        Algaecide 60 (Gal)        1         4       4      ***      ***
------------------------------------------------------------------------------------------------------------------------
       149        Algaecide 50 (Quart)      1        12      12      ***      ***      ***      ***
------------------------------------------------------------------------------------------------------------------------
      1801        Econocide (Quart)         1        12      12                                         ***       ***
------------------------------------------------------------------------------------------------------------------------

                                                              SCP PRICING
                                                                                           CLEAR     CLEAR     E-Z       E-Z
                                                                     REGAL      REGAL      CHOICE    CHOICE    CLOR      CLOR
                                            CS             NET       CASE       PER LB      CASE     PER LB    CASE     PER LB
  PC#          DESCRIPTION                  QTY   LBS      WTG       PRICE      PRICE      PRICE     PRICE     PRICE     PRICE
--------------------------------------------------------------------------------------------------------------------------------
     1802      Econocide (Gal)               4     1        4                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
     1803      Algaecide                     4     1        4                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      705      Algaecide 30% (Quart)         1    12       12         ***         ***       ***     ***         ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      133      Algae Prevent (Quart)         1    12       12         ***         ***
--------------------------------------------------------------------------------------------------------------------------------
      150      Algae Prevent (Gal)           1     4        4         ***         ***       ***     ***
--------------------------------------------------------------------------------------------------------------------------------
      170      Conc. Algaecide (Quart)       1    12       12         ***         ***       ***     ***
--------------------------------------------------------------------------------------------------------------------------------
      132      Algaezone + (Quart)           1    12       12         ***         ***       ***     ***         ***       ***
--------------------------------------------------------------------------------------------------------------------------------
     1211      Silver  Algaecide (Quart)     1    12       12         ***         ***
--------------------------------------------------------------------------------------------------------------------------------

ACCESSORIES
     1163      Stain Out                     1    12       12         ***         ***
--------------------------------------------------------------------------------------------------------------------------------
      180      Flocking Agent                8     6       48         ***         ***
--------------------------------------------------------------------------------------------------------------------------------
      745      Drop Out Floc                12     1       12                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
     1704      Super Klear                   1    12       12         ***         ***       ***    ***
--------------------------------------------------------------------------------------------------------------------------------
      134      Metal Out                     1    12       12         ***         ***       ***    ***
--------------------------------------------------------------------------------------------------------------------------------
     1496      New Super Floc                1    12       12         ***         ***       ***    ***
--------------------------------------------------------------------------------------------------------------------------------
      157      Crystal Bright (Quart)        1    12       12         ***         ***       ***    ***
--------------------------------------------------------------------------------------------------------------------------------
      302      Crystal Bright (Gal)          1     4        4         ***         ***              ***
--------------------------------------------------------------------------------------------------------------------------------
      102      Shimmer N Shine              12     1       12                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      103      Super Shimmer N Shine        12     1       12                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      104      Super Shimmer N Shine        24     1       24                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      160      Shimmer N Shine              18     1       18                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      111      Knock Off - Tile Clnr        12     1       12         ***         ***       ***    ***          ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      706      Filt. Clnr/Degr.             12     1       12         ***         ***
--------------------------------------------------------------------------------------------------------------------------------
     1800      Filter Cleaner               12     1       12
--------------------------------------------------------------------------------------------------------------------------------
      105      Stain Stop                   12     1       12                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      106      Acid Wash Assist             12     1       12                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      109      Stain Barrier                 1    45       45                                                   ***       ***
--------------------------------------------------------------------------------------------------------------------------------
     1475      Power Quest                  12     1       12         ***         ***                           ***       ***
--------------------------------------------------------------------------------------------------------------------------------
      169      Defoamer                     12     1       12         ***         ***
--------------------------------------------------------------------------------------------------------------------------------

                                  SCP PRICING

                                                                                      CLEAR    CLEAR    E-Z      E-Z
                                                                    REGAL    REGAL   CHOICE   CHOICE   CLOR     CLOR
                                           CS               NET      CASE   PER LB    CASE    PER LB   CASE    PER LB
     PC#                 DESCRIPTION      QTY      LBS      WTG     PRICE    PRICE   PRICE     PRICE   PRICE    PRICE
------------------------------------------------------------------------------------------------------------------------------------
       1705           Enzall                12       1       12     ***      ***                        ***         ***
------------------------------------------------------------------------------------------------------------------------------------
        590           Cover Cleaner         12       1       12                                         ***         ***
------------------------------------------------------------------------------------------------------------------------------------

Winter Kits

       1183           Winter Kit 12K Gal     1    20.2     20.2     ***      ***
------------------------------------------------------------------------------------------------------------------------------------
       1145           Winter Kit 24K Gal     1    26.7     26.7     ***      ***
------------------------------------------------------------------------------------------------------------------------------------
        652           Winter Kit 15K Gal     9     4.7     42.3                                         ***         ***
------------------------------------------------------------------------------------------------------------------------------------
        653           Winter Kit 22.5K Gal   9       6       54                                         ***         ***
------------------------------------------------------------------------------------------------------------------------------------


TERMS:    Net 30 days or as agreed

FREIGHT:  Prepaid destination - Continental U.S.
          Pricing assumes truckload orders or combination truckload quantities of approximately 38,000 pounds.

          Clear Choice may be shipped Dealer Direct, 10,000 pounds minimum, in truckload combination orders.

          Pricing effective through 12/31/96.

                                                   -------------------
                                                   Effective:  9/25/96
                                                   -------------------

                                 Exhibit 3.1(b)

                            PRICE ADJUSTMENT FORMULA

     The initial prices shown in Exhibit 3.1(a) shall be adjusted as provided in
Section 3.1(b) as follows:

     Prices will be adjusted on a per-Product basis based on the increase or decrease in the cost of each of the following components: raw materials, packaging/labels, direct labor and freight, in each case based upon the cost of such component in relation to total Product cost and in each case according to the following:

---------------------------------------------------------------------------
      COMPONENT                   CHANGE IN             RESULTING CHANGE IN
                                SELLER'S COST              PRODUCT PRICE
---------------------------------------------------------------------------
Raw materials           Actual cost per unit of         * * *
(See Note 1)            measure (pound, gallon, etc.)
---------------------------------------------------------------------------
Packaging and labels    Actual cost per item            * * *
---------------------------------------------------------------------------
Direct labor            Actual cost per hour            * * *
---------------------------------------------------------------------------
Freight                 Actual cost per unit of         * * *
                        measure (pound, gallon, etc.)
---------------------------------------------------------------------------

NOTES:

1. For raw materials manufactured by Seller (e.g., trichloroisocyanuric acid and bromochlorodimetrylhydantoin), the cost adjustment for such raw material shall be based upon * * * rather than upon the * * *.

                                  Exhibit 3.5

                         BUYER GROUP EARLY BUY PROGRAM


ORDER PERIOD:  October of each Calendar Year through February 28 of the next
               Calendar Year

PRICING:       Price effective on date of order pursuant to Section 3.1

MINIMUM ORDER: Buyer will use best efforts to combine as truckload-single destination or combined destinations (approximately 38,000 pounds). Minimum order is $10,000.

PAYMENT TERMS: SNOWBELT (see attached map)
               --------
               50% of invoice price due on June 10 the Calendar Year following order date (if order placed October-December) or on June 10 the Calendar Year of order date (if order placed January-February); the balance due 30 days thereafter.

               SUNBELT (see attached map)
               -------
               50% of invoice price due on May 10 the Calendar Year following order date (if order placed October-December) or on May 10 the Calendar Year of order date (if order placed January-February); the balance due 30 days thereafter.



SELLER SHALL BE PROVIDED MAXIMUM FLEXIBILITY IN SCHEDULING DELIVERY OF EARLY BUY ORDERS.

[Attached map shows the United States with a line which follows the southern border of Maryland, West Virginia, Ohio, Indiana, Illinois, Missouri, Kansas, Colorado and Utah, continues through Nevada at the same lattitude as the Utah border, travels north along the eastern border of California and travels west across California at approximately the same lattitude as the northern border of Missouri]

                                  Exhibit 6.1

                            PRODUCT SPECIFICATIONS

1. Each Licensed Alliance Products which is a pesticide under FIFRA shall conform to the then-currently US EPA approved Confidential Statement of Formula for such Licensed Alliance Product. Each Licensed Alliance Product which is not a pesticide under FIFRA shall conform to the manufacturing formula of such Licensed Alliance Product delivered by Buyer to Seller prior to the Commencement Date.

2. All Products shall meet or exceed net weights or net volumes specified on packaging./1/

3.   All Products shall be free of foreign matter./1/

4.   Tablet Specifications:
     ---------------------

     (a)  Tablet weight for tablet Products:

          (i)  One inch tablets within 14-17 grams; and

          (ii) Three inch tablets within 222-233 grams.

     (b)  Tablet hardness for tablet Products:

          (i)  One inch tablets between 45-55 PSI/2/; and

          (ii) Three inch tablet between 175-222 PSI/3/.

     (c) All wrapped tablet Products shall be sealed to the extent necessary to fully contain the tablet.

     (d) Tablet Products shall have clean, white, smooth surface free of breaking and chipping other than normal breaking and chipping due to shipping and handling within standard industry limits.

5. All Products shall conform to applicable federal, state and local statutes and implementing regulations and guidelines (other than warranties implied by operation of Uniform Commercial Code Sections 2-314 or 2-315 or any state counterpart to such provisions).

_________________________

/1/ Weight variances and presence of foreign matter subject to governmental requirements and standard industry tolerances.

/2/  As measured by PTC instrument model 409, Type D, ASTMD-2240.

/3/  As measured with AMTEK instrument, Mansfield and Green Division.

                                  Exhibit 7.1


                   PERMITTED CUSTOMERS FOR ALLIANCE PRODUCTS

1.   Bicknell/Houston

2.   Bicknell/Tidewater

                                  Exhibit 9.1

                              FIFRA REGISTRATIONS

                                  EXHIBIT 9.1

                              FIFRA REGISTRATIONS

                                                            EPA *
OLYMPIC KLEAR OUT                                           42177-2
------------------------------------------------------------------------
OLYMPIC ALGAECIDE 7 1/2%                                    42177-3
------------------------------------------------------------------------
OLYMPIC DY-CLOR                                             42177-5
------------------------------------------------------------------------
OLYMPIC SWIM TABS                                           42177-6
------------------------------------------------------------------------
OLYMPIC CONCENTRATED ALGAECIDE 40X                          42177-7
------------------------------------------------------------------------
OLYMPIC ALGAECIDE 20                                        42177-9
------------------------------------------------------------------------
JACK FROST WINTER ALGAECIDE 40                              42177-12
------------------------------------------------------------------------
JACK FROST WINTER GUARD PLUS                                42177-13
------------------------------------------------------------------------
OLYMPIC LTM                                                 42177-14
------------------------------------------------------------------------
OLYMPIC POWER SHOCK                                         42177-15
------------------------------------------------------------------------
OLYMPIC DYCHLOR II                                          42177-16
------------------------------------------------------------------------
OLYMPIC CHLORINATING TABLETS 1"                             42177-17
------------------------------------------------------------------------
OLYMPIC CHLORINATED TABLETS 3"                              42177-18
------------------------------------------------------------------------
OLYMPIC ALGAECIDE                                           42177-19
------------------------------------------------------------------------
JACK FROST WINTER ALGAECIDE                                 42177-20
------------------------------------------------------------------------
OLYMPIC CHLOR-O-SHOCK                                       42177-21
------------------------------------------------------------------------
OLYMPIC UNIVERSAL CHLORINATOR CARTRIDGE                     42177-22
------------------------------------------------------------------------
OLYMPIC SKIMMER STICKS                                      42177-23
------------------------------------------------------------------------
OLYMPIC HYPO-CHLOR 125                                      42177-25
------------------------------------------------------------------------
OLYMPIC GRANULAR - 90                                       42177-26
------------------------------------------------------------------------
JACK FROST WINTER PREP                                      42177-30
------------------------------------------------------------------------

                                                 EPA REG.$
---------------------------------------------------------
JACK FROST WINTER GUARD                          42177-31
---------------------------------------------------------
OLYMPIC ALGAECIDE 60                             42177-32
---------------------------------------------------------
OLYMPIC ALGAECIDE 30                             42177-33
---------------------------------------------------------
OLYMPIC ALGAECIDE 10                             42177-34
---------------------------------------------------------
OLYMPIC ALGAE PREVENTOR                          42177-35
---------------------------------------------------------
OLYMPIC POLY ALGAECIDE 50                        42177-38
---------------------------------------------------------
OLYMPIC REST ASSURE WATERBED CONDITIONE          42177-39
---------------------------------------------------------
OLYMPIC BLACK ALGAECIDE                          42177-40
---------------------------------------------------------
OLYMPIC ALGAEZONE PLUS                           42177-44
---------------------------------------------------------
OLYMPIC SPA ALGAECIDE                            42177-45
---------------------------------------------------------
JACK FROST WINTER SHOCK                          42177-49
---------------------------------------------------------
JACK FROST WINTER ALGAECIDE 20                   42177-51
---------------------------------------------------------
OLYMPIC POOL CHLOR 65                            42177-53
---------------------------------------------------------
OLYMPIC SPA SHOCK                                42177-54
---------------------------------------------------------
OLYMPIC SPA LITHO-CHLOR                          42177-55
---------------------------------------------------------
OLYMPIC POWER SHOCK PLUS                         42177-58
---------------------------------------------------------
OLYMPIC GRANULAR ALGAE OUT                       42177-67
---------------------------------------------------------